UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported: October 19, 2006)
AMERUS GROUP CO.
(Exact Name of Registrant as Specified in its Charter)

IOWA	001-15166	42-1458424

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
699 WALNUT STREET DES MOINES, IOWA		50309-3948

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:      (515) 362-3600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE
On October 19, 2006, AmerUs Group Co. (the “Company”) announced in a press release that its shareholders approved the agreement and plan of merger with Aviva plc entered into on July 12, 2006 (“Merger Agreement”), with nearly 98 percent of shareholders who voted approving the merger. A copy of such press release is attached as Exhibit 99.1. The results of the shareholder vote are as follows:
Number of Votes for Merger Agreement: 27,393,473
Number of Votes Against Merger Agreement: 527,028
Number of Votes Abstaining: 170,069
ITEM 9.01 (c). EXHIBITS
99.1	Press Release dated October 19, 2006 (furnished pursuant to Item 7.01).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERUS GROUP CO.
By:	/s/ Christopher J. Littlefield
Christopher J. Littlefield
Executive Vice President and General Counsel

Dated: October 19, 2006

EXHIBITS

Exhibit No.	Description
99.1	Press Release dated October 19, 2006 (furnished pursuant to Item 7.01).